                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM 8-K/A
                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934
                                 Date of Report
                (Date of earliest event reported): July 1, 2005
                                   UTG, INC.
             (Exact name of registrant as specified in its charter)

       Delaware                            0-16867                            20-2907892
(State or other jurisdiction of     (Commission File Number)       (I.R.S. Employer Identification No.)
incorporation or organization)

                            5250 South Sixth Street
                          Springfield, Illinois 62703
             (Address of principal executive offices and zip code)

                                 (217) 241-6300
              (Registrant's telephone number, including area code)

                  Successor Issuer to United Trust Group, Inc.
         (Former name or former address, if changed since last report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

 Written communications pursuant to Rule 425 under the Securities Act

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

                                Explanatory Note

     This Current Report on Form 8-K/A is filed by UTG, Inc. (the "Registrant"), in connection with the matters described herein. It is being filed to amend Item
8.01 of the  Current  Report  on Form  8-K  filed  by the  Registrant  with  the
Commission  on July 1, 2005.  The remainder of the text of the original Form 8-K is not being amended by this filing, and, accordingly, it is hereby incorporated by reference.

Item 8.01.  Other Events.

Reincorporation

     The Explanatory Note set forth above is incorporated into this Item 8.01 in its entirety.

     Pursuant to the Merger  Agreement,  UTG  Illinois  merged with and into the
Company, and the Company continued as the surviving corporation.  The assets and liabilities  of UTG Illinois  became the assets and  liabilities of the Company.
Each  outstanding  share of common  stock,  no par value,  of UTG  Illinois  was automatically converted into one share of common stock, $0.001 par value, of the
Company at the effective  time of the merger.  Shareholders  of UTG Illinois had dissenters'  rights  with  respect  to the  Reincorporation  Merger.  It was not necessary for the  shareholders of UTG Illinois to exchange their existing share certificates for share  certificates of the Company.  However,  shareholders may exchange  their  certificates  if they so  choose by  surrendering  certificates representing shares of UTG Illinois to the Company's Stock Transfer  Department.
All employee  benefit  plans of UTG Illinois  (including  all stock  options and other  equity  based  plans)  have been  assumed  and will be  continued  by the
Company.  Each stock option and other  equity-based award issued and outstanding pursuant to such plans was converted  automatically into a stock option or other equity-based  award with respect to the same number of shares of common stock of the Company, upon the same terms and subject to the same conditions as set forth in the  applicable  plan under which the award was granted and in the  agreement reflecting  the award.  The  directors  and officers of UTG Illinois  became the directors and officers of the Company.

     The  Reincorporation  Merger did not result in a change in the  location of
UTG Illinois operations or employees or in its business operations,  and none of
UTG Illinois'  subsidiaries  changed their respective states or jurisdictions of incorporation  in  connection  with the  Reincorporation  Merger.  The Company's common  stock  continues  to be traded in the  over-the-counter  market  without interruption under the new symbol "UTGN.OB".

Description of Capital Stock

     The following  summary  description  of the capital stock of the Company is qualified in its entirety by reference to applicable  provisions of Delaware law and the Delaware Charter and Bylaws,  which are attached as Exhibits 3.1 and 3.2 to this Report and incorporated by reference into this Item 8.01.

     Common Stock

     The Company is authorized to issue up to 7,000,000  shares of common stock,
$0.001 par value per share. Holders of common stock are entitled to one vote for each  share  held  of  record  on  all  matters  submitted  to  a  vote  of  the shareholders.  Directors  are elected by a plurality  of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.  Subject to the preferences  applicable to any shares of preferred stock outstanding at the time, holders of common stock are entitled to dividends  when and as declared by the board of directors of the Company from funds legally available therefor and are entitled,  in the event of liquidation, to share  ratably in all assets  remaining  after  payment  of  liabilities  and preferred stock preferences, if any.

     No redemption or conversion  provisions are applicable to the common stock.
Holders of shares of common stock do not have preemptive rights to subscribe for additional shares of common stock and are not subject to personal  liability for any debts of the Company.  The outstanding shares of common stock of the Company are fully paid and nonassessable.

     Preferred Stock

     The Company is authorized to issue up to 150,000 shares of preferred stock,
$0.001 par value per share.  The board of directors of the Company may,  without further action by the stockholders,  issue preferred stock in one or more series and fix the number and  designation  of shares,  rate of  dividends,  redemption terms  (including  purchase and sinking  fund  provisions),  conversion  rights, liquidation amounts, voting rights, and any other lawful rights, preferences and limitations of each such series. All shares of preferred stock shall be of equal rank and have the same powers,  preferences and rights,  and shall be subject to the same  qualifications,  limitations,  and restrictions,  without  distinction between the shares of different  series,  except with respect to the  following:
(i) Dates from which dividends commence to accrue; (ii) The redemption price and the  manner in which such  shares  may be  redeemed;  (iii)  Amounts  payable to holders thereof upon dissolution;  (iv) Sinking fund provisions; terms and rates of conversion; and (v) Voting rights. If stated dividends and amounts payable on liquidation  are not paid in full,  the shares of all series of preferred  stock will share  ratably in the payment of  dividends,  in  accordance  with the sums which would be payable on such shares if all dividends were declared and paid in full, and in any  distribution of assets in accordance with the sums which would be payable if all sums payable were discharged in full.

     The issuance of preferred stock, while providing  flexibility in connection with possible  acquisitions  and other corporate  purposes,  could,  among other things,  dilute  the voting  power of the  holders  of common  stock,  and under certain  circumstances,  have possible  anti-takeover effects, such as making it more  difficult  for a third party to gain control of the Company.  No shares of preferred stock are currently outstanding,  and the Company has no present plans to issue any such shares.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           UTG, INC.

Date: July 8, 2005                         By:   /s/ Theodore C. Miller
                                                 Theodore C. Miller
                                                 Senior Vice President and Chief
                                                 Financial Officer